Filed pursuant to Rule 497(d)
File No.  333-157039

Proxy Supplement dated April 15, 2009

Supplement to the Proxy Statement/Prospectus dated March 2, 2009 in connection with the acquisition of the net assets of Life Sciences Fund and Technology Fund by and in exchange for shares of Growth Fund

The following replaces the entry for Steve Lurito on page 18 of the proxy statement/prospectus.

Joe Reiland

Joe Reiland, Portfolio Manager, has been a member of the team that manages the fund since 2009. He joined American Century Investments in 2000 as an investment analyst and became a senior investment analyst in 2004 and a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

American Century Investment Services, Inc., Distributor

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